Exhibit 99.1

IFMI ANNOUNCES $15 MILLION CONVERTIBLE DEBT ISSUANCE

Philadelphia and New York, March 10, 2017 — IFMI, LLC, a majority owned subsidiary of Institutional Financial Markets, Inc. (NYSE MKT: IFMI) (“IFMI”), a financial services company specializing in the fixed income markets, today announced that it issued to DGC Family Fintech Trust a convertible debt security with an initial aggregate principal amount of $15 million.  The DGC Family Fintech Trust was established by Daniel G. Cohen, the Vice Chairman of IFMI’s Board of Directors.

Lester Brafman, Chief Executive Officer of IFMI, said, “We are very pleased to have secured this additional capital and are confident that this transaction will assist us in pursuing our strategic objectives. The firm continues to see growth opportunities in both its capital markets and asset management segments.  These funds will help us grow our presence with our mortgage client base and facilitate expansion into new products that are synergistic with our platform.”

IFMI, LLC issued to DGC Family Fintech Trust, in exchange for $15,000,000, a convertible senior secured promissory note (the “Note”), which accrues interest at a rate of 8% per year and which is convertible into units of membership interests of IFMI, LLC (“LLC Units”) at a conversion price of $1.45 per unit, subject to customary anti-dilution adjustments.  Unless the Note is earlier converted, the outstanding principal amount under the Note is due and payable on March 10, 2022, provided that IFMI may, in its sole discretion, extend the maturity date for an additional one-year period.

Mr. Cohen added, “I am delighted this capital infusion will support the Company’s future growth, as it expands its capital markets and asset management segments.”

Additionally, C&Co Europe Acquisition LLC, an entity controlled by Mr. Cohen, provided notice to IFMI, LLC that it was terminating that certain Share Purchase Agreement dated August 19, 2014, as amended (the “Share Purchase Agreement”), pursuant to which C&Co Europe Acquisition LLC had intended to acquire the Company’s European operations.

The issuance of the Note was unanimously approved by IFMI’s Board of Directors (with Mr. Cohen abstaining) following the recommendation of a Special Committee of the Board of Directors comprised of two independent directors.

Mr. Cohen is neither a trustee nor a named beneficiary of the DGC Family Fintech Trust and does not have any voting or dispositive control of securities held by the trust.

About IFMI

IFMI is a financial services company specializing in fixed income markets. IFMI was founded in 1999 as an investment firm focused on small-cap banking institutions, but has grown to provide an expanding range of capital markets and asset management services. IFMI’s operating segments are Capital Markets, Asset Management and Principal Investing. The Capital Markets segment consists of fixed income sales, trading, and financing as well as new issue placements in corporate and securitized products, and advisory services, operating primarily through IFMI’s subsidiaries, J.V.B. Financial Group, LLC in the United States and Cohen & Company Financial Limited in Europe. The Asset Management segment manages assets primarily through collateralized debt obligations, investment funds, and managed accounts. As of December 31, 2016, IFMI managed approximately $3.7 billion in fixed income assets in a variety of asset classes including US trust preferred securities, European hybrid capital securities, and mortgage- and asset-backed securities. As of December 31, 2016, almost all of IFMI’s assets under management, or 93.8%, were in collateralized debt obligations that IFMI manages, which were all securitized prior to 2008. The Principal Investing segment has historically been comprised of investments in IFMI sponsored investment vehicles, but has changed to include investments in certain non-sponsored vehicles. For more information, please visit www.IFMI.com.

Additional Information about the Investment and Where to Find It

This communication is being made in respect of, among other things, the issuance of the Note pursuant to the Securities Purchase Agreement (the “Note Purchase Agreement”), among IFMI, LLC, DGC Family Fintech Trust, a trust established by Daniel G. Cohen, and solely for purposes of Article VI and Sections 7.3, 7.4, 7.5 and 7.6 thereof, IFMI. In connection with such issuance, IFMI will file with the Securities and Exchange Commission (“SEC”) a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE ANNUAL MEETING CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Stockholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by IFMI, without charge, at the SEC’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, PA, Attn: Investor Relations, (215) 701-9555.

Certain Information Regarding Participants

IFMI and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from IFMI’s stockholders regarding the issuance of the Note under the Note Purchase Agreement. Security holders may obtain information regarding the names, affiliations and interests of such individuals in IFMI’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 9, 2016, and as amended by Amendment No. 1 thereto, which was filed with the SEC on April 26, 2016. Additional information regarding the interests of such individuals in the matters to be considered at the Annual Stockholder Meeting will be included in the proxy statement when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and IFMI’s website at www.IFMI.com.

Forward-looking Statements

This communication contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,”  “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of IFMI’s future financial performance based on IFMI’s growth strategies and anticipated trends in its business. These statements are based on IFMI’s current expectations and projections about future events. There are important factors that could cause IFMI’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in IFMI’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov and IFMI’s website at www.IFMI.com/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in IFMI’s businesses, (e) the ability to attract and retain personnel, (f) litigation and regulatory issues, (g) competitive pressure, (h) an inability to generate incremental income from acquired businesses, (i) unanticipated market closures due to inclement weather or other disasters, (j) losses (whether realized or unrealized) on IFMI’s principal investments, including on its CLO investments, (k) an inability to achieve projected integration synergies, (l) the possibility that payments to IFMI of subordinated management fees from its European CLO will not resume, and (n) the possibility that the stockholder rights plan may fail to preserve the value of IFMI’s deferred tax assets, whether as a result of the acquisition by a person of 5% of IFMI’s common stock or otherwise. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward looking statements, whether as a result of new information, future events, or otherwise.

Investors:	Media:

Institutional Financial Markets, Inc.	Joele Frank, Wilkinson Brimmer Katcher
Joseph W. Pooler, Jr.	James Golden or Andrew Squire
Executive Vice President and	212-355-4449
Chief Financial Officer	jgolden@joelefrank.com or asquire@joelefrank.com
215-701-8952
investorrelations@ifmi.com